UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 22, 2017

Universal Biosensors, Inc.

(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-52607	98-0424072
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Corporate Avenue, Rowville, 3178, Victoria Australia		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

+61 3 9213 9000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Universal Biosensors, Inc. (the “Company”) held its annual meeting of stockholders on June 22, 2017. At the meeting, the Company’s stockholders (i) re-elected Mr. Denis Hanley to serve as a director of the Company until the 2020 annual meeting of stockholders, or until his successor is duly elected and qualified; (ii) re-elected Mr. Craig Coleman to serve as a director of the Company until the 2020 annual meeting of stockholders, or until his successor is duly elected and qualified; (iii) approved the named senior executive compensation; and (iv) approved that the Company hold say-on-pay votes every year (as opposed to every two years or every three years).

Proposal No.	Proposal	Votes For	Votes Against	Abstentions

Proposal 1(a)	Re-election of Mr. Denis Hanley	81,309,508	4,394,099	7,591,966

Proposal 1(b)	Re-election of Mr. David Hoey	91,452,347	1,435,015	408,211

Proposal 2	Approval of named Senior Executive Remuneration	90,029,691	2,868,957	107,700

Proposal 3	Frequency of votes on say-on-pay

	a) Every year	53,800,395	—	—

	b) Every second year	31,277,156	—	—

	c) Every third year	8,407,046	—	—

*	Note: Under Delaware law, abstentions have the effect of a negative vote with respect to Proposal 2.

For each of the matters described above, the Company received no voting instructions with respect to 1,571,322 shares held by investors holding those shares.

A majority of the votes cast by the stockholders voted, on an advisory basis, to hold future advisory votes to approve executive compensation every year. In line with this recommendation by the stockholders, the Company’s Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing presentation materials that the Company used during its annual meeting of stockholders on June 22, 2017. The Company is also making the materials available on its website (www.universalbiosensors.com). The Company is furnishing the presentation materials as Exhibit 99.1 to this Current Report on Form 8-K. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information furnished includes material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

The information provided pursuant to this Item 7.01 and Item 9.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation by Andrew Denver, Chairman and Interim Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.

Date: June 22, 2017	By:	/s/ Andrew Denver
	Name:	Andrew Denver
	Title:	Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item

99.1	Presentation by Andrew Denver, Chairman and Interim Chief Executive Officer